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                                                               Exhibit 10.6


                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT is made as of November 21, 1995, by and among NORCAL WASTE SYSTEMS, INC., a California corporation (the "Borrower") and the subsidiaries of the Borrower which are "Guarantors" under the hereinafter described Credit Agreement (the "Guarantors") (the Borrower and the Guarantors are herein collectively referred to as the "Pledgors," and, individually, as a "Pledgor"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Revolving Credit Agreement dated as of November 21, 1995 (as amended and in effect from time to time, the "Credit Agreement"), among the Pledgors, the Banks, and the Agent.

         WHEREAS, each of the Pledgors is the direct or indirect legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the entities as described on Annex A hereto;

         WHEREAS, each of the Pledgors expects to receive substantial direct and indirect benefit from the extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

         WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Pledgors execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof; and

         WHEREAS, the Pledgors wish to grant pledges and security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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1.       Pledge of Stock, Etc.

         1.1. Pledge of Stock. Each of the Pledgors hereby pledges, assigns, grants a security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, all of the respective shares of capital stock of every class owned by it in Persons which are Guarantors under the Credit Agreement, as more fully described on Annex A hereto, to be held by the Agent, for the benefit of the Banks and the Agent, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the applicable Pledgor, have been delivered to the Agent.

         1.2. Additional Stock. In case any Pledgor shall acquire (a) any shares of the capital stock or similar interest in any other Person which is, or becomes, a Guarantor under the Credit Agreement, (b) any additional shares of the capital stock of any Person which is the successor of any Person whose capital stock is being pledged hereunder, or (c) any securities exchangeable for or convertible into shares of the capital stock of any class of any Person whose capital stock is being pledged hereunder, by purchase, stock dividend, stock split or otherwise, then such Pledgor shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks and the Agent, under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by such Pledgor in blank. Each of the Pledgors agrees that the Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Agent hereunder.

         1.3. Pledge of Cash Collateral Account. Each of the Pledgors also hereby pledges, assigns, grants a security interest in, and delivers to the Agent, for the benefit of the Banks and the Agent, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

         2. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the UCC have such defined meanings herein, unless the context otherwise indicated or requires. The following terms shall have the following meanings:

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         Cash Collateral.  See Section 4.2.

         Cash Collateral Account.  See Section 4.2.

         Secured Obligations. When used with respect to the Borrower, the Obligations and when used with respect to the Guarantors, the Guaranteed

Obligations.

         Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Agent hereunder.

         Stock Collateral. The property at any time pledged to the Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by any Pledgor to the extent expressly permitted by Section 6.

         Time Deposits.  See Section 4.2.

         UCC. The Uniform Commercial Code as enacted in the Commonwealth of Massachusetts or any corresponding provision of the Uniform Commercial Code as enacted in any other applicable jurisdiction governing the transactions contemplated hereby.

         3. Security for Secured Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all the Secured Obligations.

         4.       Liquidation, Recapitalization, etc.

                  4.1. Distributions Paid to Agent. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in Section 6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Secured Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so

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distributed shall be delivered to the Agent, for the benefit of the Banks and the Agent, to be held by it as security for the Secured Obligations. Except to the limited extent provided in Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by any Pledgor shall, until paid or delivered to the Agent, be held in trust for the Agent, for the benefit of the Banks and the Agent, as security for the payment and performance in full of all of the Secured Obligations.

                  4.2. Cash Collateral Account. All sums of money that are delivered to the Agent pursuant to this Section 4 shall be deposited into an interest bearing account with the Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Agent after consultation with the Pledgors, provided, that, in each such case, arrangements satisfactory to the Agent are made and are in place to perfect and to insure the first priority of the Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

                  4.3. Pledgors' Rights to Cash Collateral, etc. Except as otherwise expressly provided in Section 15, the Pledgors' shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Agent to part with the Agent's possession of any instruments or other writings evidencing any Time Deposits.

         5. Warranty of Title, Etc. Each of the Pledgors represents and warrants that: (a) it has good and marketable title to, and is the sole record and beneficial owner of Stock pledged by it hereunder, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) all of the Stock pledged by it hereunder is validly issued,


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fully paid and non-assessable, (c) it has full power, authority and legal right to execute, deliver and perform its Secured Obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pledged by it hereunder, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral pledged by it hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of its charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which it is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Stock pledged by it hereunder is true, correct and complete in all respects. Each of the Pledgors covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in the Stock Collateral against the claims and demands of all other persons whomsoever. Each of the Pledgors further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged by it or in which a security interest is granted by it to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

         6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Pledgors shall be entitled to fully paid and non-assessable, (c) it has full power, authority and legal right to execute, deliver and perform its Secured Obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pledged by it hereunder, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral pledged by it hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of its charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which it is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Stock pledged by it hereunder is true, correct and complete in all respects. Each of the Pledgors covenants that it will defend the rights of the Banks and the Agent and security interest of the Agent, for the benefit of the Banks and the Agent, in the Stock Collateral against the claims and demands of all other persons whomsoever. Each of the Pledgors further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged by it or in which a security interest is granted by it to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

         7.       Remedies.

                  7.1. In General. If an Event of Default shall have occurred and be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC all such rights and remedies being cumulative, not exclusive,


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and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                           (a) if the Agent so elects and gives notice of such
                  election to the Pledgors, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (each of the Pledgors hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution, to do so);

                           (b) the Agent may demand, sue for, collect or make
                  any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                           (c) the Agent may sell, resell, assign and deliver,
                  or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Pledgors or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                           (d) the Agent may cause all or any part of the Stock
                  held by it to be transferred into its name or the name of its nominee or nominees; and

                           (e) the Agent may set off against the Secured
                  Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Agent.

                  7.2. Sale of Stock Collateral. In the event of any disposition of the Stock Collateral as provided in paragraph (c) of Section 7.1, the Agent shall give to the Pledgors at least ten (10) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Pledgors hereby acknowledges that ten (10) Business Days prior written


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notice of such sale or sales shall be reasonable notice. The Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each of the Pledgors, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Secured Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Secured Obligations in the order set forth in such order or preference as the Agent may determine after proper allowance for Secured Obligations not then due. Only after such applications, and after payment by the Agent of any amount required by Section 9-504(1)(c) of the UCC need the Agent account to the Pledgors for any surplus. To the extent that any of the Secured Obligations are to be paid or performed by a person other than the Pledgors, each of the Pledgors waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the UCC.

                  7.3. Registration of Stock. If the Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this Section 7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), each of the Pledgors agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgors' joint and several expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all


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
amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each of the Pledgors agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  7.4. Private Sales. Each of the Pledgors recognizes that the Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each of the Pledgors agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and each of the Pledgors agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgors' joint and several expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each of the Pledgors further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an


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
earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  7.5. Pledgors' Agreements, etc. Each of the Pledgors further agrees to use best efforts to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgors' joint and several expense. Each of the Pledgors further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the each of the Pledgors by the Agent and each of the Pledgors hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         8. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each of the Pledgors hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may each of the Pledgors hereby irrevocably waives the benefits of all such laws.

         9. Pledgors' Secured Obligations Not Affected. The Secured Obligations of the each of the Pledgors hereunder shall remain in full


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force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Revolving Credit Notes, the other Loan Documents or any of the Secured Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Secured Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Secured Obligations; whether or not any Pledgor shall have notice or knowledge of any of the foregoing.

         10. Transfer, Etc., By Pledgors. Without the prior written consent of the Agent, none of the Pledgors will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

         11. Further Assurances. Each of the Pledgors will do all such acts, and will furnish to the Agent all such financing statements, certificates, and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement (including the delivery of legal opinions with respect to any hereinafter acquired Stock Collateral) and to secure the rights of the Banks and the Agent hereunder, all without any cost or expense to the Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

         12. Agent's Exoneration. Under no circumstances shall the Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. Neither the Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or any Pledgor's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a



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
condition of any demand, suit or proceeding for payment or collection of any of the Secured Obligations.

         13. No Waiver, Etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent and the Pledgors, after obtaining such consents as are required by Section 15.8 of the Credit Agreement. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Each of the Pledgors hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Secured Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

         14. Notice, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 20 of the Credit Agreement.

         15. Release of Stock Collateral. The Agent agrees that, in the event that one or more Pledgors enters into an agreement to consummate any disposition of stock or assets, merger, consolidation, amalgamation, investment, acquisition, dividend or distribution that such Pledgors are permitted to consummate pursuant to the Credit Agreement, if any, it shall release any Stock Collateral held by it hereunder at the time of the closing of such permitted transaction, but only to the extent necessary to permit such Pledgors to consummate such permitted transactions. In furtherance of the foregoing, the Pledgors agree to provide the Agent and the Banks with prior written notice of any such transaction (delivered sufficiently prior to the closing of such transaction so as to permit the Agent to deliver such release) specifying the purpose for which release is requested, together with such further certificates or other documents as the Agent reasonably requests to confirm that such Pledgors are permitted to consummate such permitted transaction, to confirm the Agent's replacement security interest in and against any appropriate new Collateral or Stock Collateral, and to evidence that the proceeds of any such transaction would be applied in the manner required by the Credit Agreement. Any release made by the Agent pursuant to this Section 15 shall be at the sole expense of the Pledgors.

         16. Termination. Upon final payment and performance in full of the Secured Obligations, this Agreement shall terminate and the Agent


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shall, at the Pledgors' request and joint and several expense, (a) return such
Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder, and (b) endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things reasonably required for the return of the Stock Collateral to the Pledgors thereof and to evidence or document the release of the Agent's and the Banks' interests arising under this Agreement.

         17. Overdue Amounts. Until paid, all amounts due and payable by any Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue amounts set forth in Section 4.7 of the Credit Agreement.

         18. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Pledgors agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgors by mail at the address specified in Section 20 of the Credit Agreement. Each of the Pledgors hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         19. Waiver of Trial. EACH OF THE PLEDGORS WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR SECURED OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR SECURED OBLIGATIONS. Except as prohibited by law, each of the Pledgors waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Pledgors (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents, the Agent and the



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
Banks are relying upon, among other things, the waivers and certifications contained in this Section 19.

         20. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and Secured Obligations hereunder shall be binding upon each of the Pledgors and its respective successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each of the Pledgors acknowledges receipt of a copy of this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the Pledgors and the Agent have caused this Agreement to be executed as of the date first above written.

                                             THE BORROWER:

                                             NORCAL WASTE SYSTEMS, INC.

                                             By: /s/ Michael J. Sangiacomo
                                                 ------------------------------
                                                 Michael J. Sangiacomo
                                                 President




                                             THE GUARANTORS:

                                             ALTA ENVIRONMENTAL SERVICES,
                                                INC.
                                             ALTA EQUIPMENT LEASING CO.,
                                                INC.
                                             AUBURN PLACER DISPOSAL
                                             SERVICE
                                             BAY SCENE INVESTMENTS, INC.
                                             B&J DROP BOX
                                             BIOSYSTEMS MANAGEMENT, INC.
                                             BUONATERRA, INC.
                                             CEI DISPOSITION CORP.
                                             CITY GARBAGE COMPANY OF
                                                EUREKA
                                             COGIDO RECYCLING SERVICES,
                                                INC.
                                             CONSOLIDATED
                                                ENVIRONMENTAL
                                                INDUSTRIES, INC.




                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             DEL NORTE DISPOSAL, INC.
                                             DEL NORTE RECOVERY, INC.
                                             DIXON SANITARY SERVICE
                                             ENVIROCAL, INC.
                                             ENVIROCOM DATA SERVICES, INC.
                                             EXCEL ENVIRONMENTAL, INC.
                                             EXCEL MACOR, INC.
                                             FOOTHILL DISPOSAL CO., INC.
                                             GOLDEN GATE DISPOSAL
                                             COMPANY
                                             HAZ SOLUTIONS, INC.
                                             INTEGRATED
                                                ENVIRONMENTAL
                                                SYSTEMS, INC.
                                             LOS ALTOS GARBAGE
                                                COMPANY
                                             MACOR, INC.
                                             MASON LAND RECLAMATION
                                                COMPANY, INC.
                                             NORCAL RECYCLING BUY-
                                                BACK CENTERS
                                             NORCAL/SAN BERNARDINO, INC.
                                             NORCAL/SAN DIEGO, INC.
                                             NORCAL WASTE SERVICES OF
                                                SACRAMENTO, INC.
                                             NORCAL WASTE SOLUTIONS,
                                                INC.
                                             OMIRP, INC.
                                             OROGATE, INC.
                                             OROVILLE SOLID WASTE
                                                DISPOSAL, INC.
                                             SAN BRUNO GARBAGE CO., INC.

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             SAN FRANCISCO WOOD
                                                RECYCLING CO.
                                             SANITARY FILL COMPANY
                                             SOUTH VALLEY REFUSE
                                                DISPOSAL, INC.
                                             SOUTHERN HUMBOLDT
                                                DISPOSAL SERVICE, INC.
                                             SUNCO INVESTMENTS, INC.
                                             SUNSET PROPERTIES, INC.
                                             SUNSET SCAVENGER
                                                COMPANY
                                             SUN-TECH WASTE SYSTEMS, INC.
                                             TOWN & COUNTRY
                                                MAINTENANCE, INC.
                                             VACAVILLE SANITARY SERVICE
                                             VALLEJO GARBAGE SERVICE, INC.
                                             WEST COAST RECYCLING CO.
                                             WESTERN PLACER RECOVERY
                                                COMPANY
                                             YUBA SUTTER DISPOSAL, INC.
                                             ZANKER ROAD RESOURCE
                                                MANAGEMENT CO.

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             BIOSYSTEMS MANAGEMENT
                                             INTERNATIONAL, a general
                                             partnership

                                             By: BIOSYSTEMS
                                                 MANAGEMENT INC.,
                                                 General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             By: CONSOLIDATED
                                                 ENVIRONMENTAL
                                                 INDUSTRIES, INC., General
                                                 Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             HILLTOP RETAIL PLAZA, a
                                             general partnership

                                             By: BAY SCENE INVESTMENTS,
                                                 INC., General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             By: ENVIROCOM DATA SERVICES,
                                                 INC., General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             INTEGRATED ENVIRONMENTAL
                                             SYSTEMS, a general partnership

                                             By: SUN-TECH WASTE SYSTEMS,
                                                 INC.,
                                                 General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             By: INTEGRATED
                                                 ENVIRONMENTAL
                                                 SYSTEMS, INC.,
                                                 General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             TRI-COUNTY DEVELOPMENT
                                             CO., a general partnership

                                             By: NORCAL WASTE SYSTEMS,
                                                 INC., General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             By: ENVIROCAL, INC., General
                                                 Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             VACAVILLE FILL, a general
                                             partnership

                                             By: ALTA ENVIRONMENTAL
                                                 SERVICES, INC.,
                                                 General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             By: B & J DROP BOX, General Partner

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Michael J. Sangiacomo
                                                 President

                                             THE AGENT:

                                             THE FIRST NATIONAL BANK
                                             OF BOSTON, as Agent

                                             By: /s/ Michael J. Sangiacomo
                                                 -------------------------------
                                                 Charles C. Woodard
                                                 Managing Director

                         CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF CALIFORNIA  )
                     )ss.
COB OF SAN FRANCISCO )

            On this 21st day of November, 1995, before me, C. Whitehead, a Notary Public, personally appeared Michael J. Sangiacomo, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of each of the Companies, and that by his signature on the instrument each of the Companies upon behalf of which the person acted, signed, sealed and executed the instrument.

                  WITNESS my hand and official seal.



                                           /s/  C. Whitehead
                                           -----------------
                                           Notary Public

                         CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF CALIFORNIA  )
                     )ss.
COB OF SAN FRANCISCO )

            On this 21st day of November, 1995, before me, C. Whitehead, a Notary Public, personally appeared Michael J. Sangiacomo, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of each of the Companies, and that by his signature on the instrument each of the Companies upon behalf of which the person acted, signed, sealed and executed the instrument.

                  WITNESS my hand and official seal.

                                             /s/  C. Whitehead
                                             ___________________________________
                                             Notary Public

                           ANNEX A TO PLEDGE AGREEMENT
                             (revised as of 5/21/96)

                                                                                                                      NUMBER OF
                                                                                                       NUMBER OF      ISSUED AND
                                                                                         CLASS OF      AUTHORIZED     OUTSTANDING
            ISSUER                                        RECORD OWNER                    SHARES       SHARES         SHARES
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Environmental Services, Inc.                    Macor, Inc.                          Common          50,000       50,000
(FKA Vista Del Mar, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------
Alta Equipment Leasing Co., Inc.                     Vacaville Sanitary Service           Common           5,000          300
- ------------------------------------------------------------------------------------------------------------------------------------
Auburn Placer Disposal Service                       Norcal Waste Systems, Inc.           Common          20,000        2,000
- ------------------------------------------------------------------------------------------------------------------------------------
B&J Drop Box                                         Norcal Waste Systems, Inc.           Common           1,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Bay Scene Investments, Inc.                          Sunset Properties, Inc.              Common             100          100
- ------------------------------------------------------------------------------------------------------------------------------------
Biosystems Management, Inc.                          Norcal Waste Systems, Inc.           Common          10,000        1,100
(FKA New Biosystems Management, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------
Buonaterra, Inc.                                     Norcal Waste Systems, Inc.           Common           1,000          100
(DBA Almaden Disposal & Recycling;
DBA DeAnza Disposal & Recycling;
DBA Stevens Creek Disposal & Recycling)
- ------------------------------------------------------------------------------------------------------------------------------------
City Garbage Company of Eureka                       Norcal Waste Systems, Inc.           Common           1,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Consolidated Environmental Industries, Inc.          Norcal Waste Systems, Inc.           Common           1,000          400
(DBA Consolidated Debris Box Services, Inc.;
FKA New Consolidated Environmental Industries)
- ------------------------------------------------------------------------------------------------------------------------------------
Del Norte Disposal, Inc.                             Auburn Placer Disposal Service       Common           5,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Del Norte Recovery, Inc.                             Norcal Waste Systems, Inc.           Common           5,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      NUMBER OF
                                                                                                       NUMBER OF      ISSUED AND
                                                                                         CLASS OF      AUTHORIZED     OUTSTANDING
            ISSUER                                        RECORD OWNER                    SHARES       SHARES         SHARES
- ------------------------------------------------------------------------------------------------------------------------------------
Dixon Sanitary Service                               Norcal Waste Systems, Inc.           Common           1,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Envirocal, Inc.                                      Norcal Waste Systems, Inc.           Common           1,000          500
(FKA ECTCD, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------
Envirocom Data Services, Inc.                        Norcal Waste Systems, Inc.           Common             100           50
- ------------------------------------------------------------------------------------------------------------------------------------
Excel Environmental, Inc.                            Norcal Waste Systems, Inc.           Common         100,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Foothill Disposal Co., Inc.                          Norcal Waste Systems, Inc.           Common             500          130
- ------------------------------------------------------------------------------------------------------------------------------------
Golden Gate Disposal & Recycling Company             Norcal Waste Systems, Inc.           Common           5,000        3,120
(DBA Golden Gate Debris Box Service;
FKA Golden Gate Disposal Company)
- ------------------------------------------------------------------------------------------------------------------------------------
Integrated Environmental Systems, Inc.               Norcal Waste Systems, Inc.           Common       1,000,000            1
- ------------------------------------------------------------------------------------------------------------------------------------
Los Altos Garbage Company                            Norcal Waste Systems, Inc.           Common             100          100
- ------------------------------------------------------------------------------------------------------------------------------------
Macor, Inc.                                          Norcal Waste Systems, Inc.           Common          10,000       10,000
- ------------------------------------------------------------------------------------------------------------------------------------
Mason Land Reclamation Company, Inc.                 Norcal Waste Systems, Inc.           Common          30,000          500
- ------------------------------------------------------------------------------------------------------------------------------------
Norcal/San Bernardino, Inc.                          Norcal Waste Systems, Inc.           Common       1,000,000        1,000
(FKA Inland Empire Recycling & Transfer, Inc.;
FKA Norcal South, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------
Norcal/San Diego, Inc.                               Norcal Waste Systems, Inc.           Common       1,000,000          100
- ------------------------------------------------------------------------------------------------------------------------------------
Norcal Waste Services of Sacramento, Inc.            Norcal Waste Systems, Inc.           Common      10,000,000       50,000
(FKA Norcal Pre-Construction Systems, Inc.;
FKA Norcal Sanitary Disposal, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      NUMBER OF
                                                                                                       NUMBER OF      ISSUED AND
                                                                                         CLASS OF      AUTHORIZED     OUTSTANDING
            ISSUER                                        RECORD OWNER                    SHARES       SHARES         SHARES
- ------------------------------------------------------------------------------------------------------------------------------------
Norcal Waste Solutions, Inc.                          Norcal Waste Systems, Inc.          Common           5,000        1,000
(DBA Norcal Engineering & Construction
Services)

- ------------------------------------------------------------------------------------------------------------------------------------
OMIRP, Inc.                                           Macor, Inc.                         Common           1,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Orogate, Inc.                                         Norcal Waste Systems, Inc.          Common           5,000        5,000
- ------------------------------------------------------------------------------------------------------------------------------------
Oroville Solid Waste Disposal, Inc.                   Norcal Waste Systems, Inc.          Common           1,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
San Bruno Garbage Co., Inc.                           Norcal Waste Systems, Inc.          Common             600          600
- ------------------------------------------------------------------------------------------------------------------------------------
Sanitary Fill Company                                 Golden Gate Disposal                Common           7,500        3,750
                                                      Company

                                                      Sunset Scavenger                                                  3,750
                                                      Company
- ------------------------------------------------------------------------------------------------------------------------------------
South Valley Refuse Disposal, Inc.                    Norcal Waste Systems, Inc.          Common          50,000          750
(DBA South Valley Disposal & Recycling, Inc.)         [certificates reflect former
                                                      owners Charles Randolph
                                                      Acker & Beverly Acker (250
                                                      combined), Ernest Hazelrigg
                                                      & Mary Hazelrigg (250 combined),
                                                      and Richard John Luchetti
                                                      & Annette Luchetti (250
                                                      combined)]
- ------------------------------------------------------------------------------------------------------------------------------------
Southern Humboldt Disposal Service, Inc.              Norcal Waste Systems, Inc.          Common           1,000        1,000
- ------------------------------------------------------------------------------------------------------------------------------------
Sunco Investments, Inc.                               Norcal Waste Systems, Inc.          Common             100          100
- ------------------------------------------------------------------------------------------------------------------------------------
Sunset Properties, Inc.                               Norcal Waste Systems, Inc.          Common             100           50
- ------------------------------------------------------------------------------------------------------------------------------------
Sunset Scavenger Company                              Norcal Waste Systems, Inc.          Common          25,000        9,184
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      NUMBER OF
                                                                                                       NUMBER OF      ISSUED AND
                                                                                         CLASS OF      AUTHORIZED     OUTSTANDING
            ISSUER                                        RECORD OWNER                    SHARES       SHARES         SHARES
- ------------------------------------------------------------------------------------------------------------------------------------
Vacaville Sanitary Service                            Norcal Waste Systems, Inc.          Common           5,000        5,000
(FKA Vacasan, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------
Vallejo Garbage Service, Inc.                         Norcal Waste Systems, Inc.          Common           5,000        5,000
(FKA Valgarb, Inc.)
- ------------------------------------------------------------------------------------------------------------------------------------
West Coast Recycling Co.                              Norcal Waste Systems, Inc.          Common             100           90
(DBA Norcal Recycling Buy Back Centers)
- ------------------------------------------------------------------------------------------------------------------------------------
Western Placer Recovery Company                       Norcal Waste Systems, Inc.          Common           1,000          100
- ------------------------------------------------------------------------------------------------------------------------------------
Yuba Sutter Disposal, Inc.                            Norcal Waste Systems, Inc.          Common           2,000        2,000
(FKA YUSU Corporation)
- ------------------------------------------------------------------------------------------------------------------------------------
Zanker Road Resource Management Co.                   Consolidated                        Common           5,000        1,000
                                                      Environmental Industries,
                                                      Inc.
====================================================================================================================================